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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report:   December 2, 2003

                        HORACE MANN EDUCATORS CORPORATION
             (Exact name of registrant as specified in its charter)



       Delaware                      1-10890                   37-0911756
(State of incorporation)    (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)



              1 Horace Mann Plaza, Springfield, Illinois 62715-0001 (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code: 217-789-2500

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Item 5:   Other Events and Regulation FD Disclosure

     On December 2, 2003, Moody's Investors Service, Inc. issued a press release announcing downgrades of Horace Mann Educators Corporation's insurance financial strength ratings (to "A3" from "A2") and senior debt ratings (to "Baa3" from "Baa2"). The outlook for the senior debt rating and the insurance financial strength rating for the property and casualty operating subsidiaries remains negative. The outlook for the insurance financial strength rating for the life operating subsidiary is stable. A copy of the press release is attached as
Exhibit 99.1 and is incorporated by reference herein.

Item 7:   Financial Statements and Exhibits

          (c)  Exhibits.

               99.1 Press release issued by Moody's Investors Service, Inc. on December 2, 2003 regarding the insurance financial strength and senior debt ratings of Horace Mann Educators Corporation.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HORACE MANN EDUCATORS CORPORATION

                                   By:       /s/ Bret A. Conklin
                                       -----------------------------
                                       Name:  Bret A. Conklin
                                       Title: Senior Vice President & Controller
                                              (Principal Accounting Officer)

Date: December 3, 2003

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